EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

This AGREEMENT, dated as of July 26, 2010, by and between Cinedigm Digital Cinema Corp., a Delaware corporation (the “Company”), and Grassmere Partners, LLC, a Missouri Limited Liability company (the “Purchaser”).

WHEREAS, the Company desires to sell and the Purchaser desires to purchase shares of the Company’s Class A common stock, $.001 par value (the “Common Stock”), on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, it is hereby agreed as follows:

1.           Purchase and Sale of Common Stock.  Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Company, for an aggregate purchase price of Five Hundred Thousand Dollars ($500,000) (the “Purchase Price”), such number of shares of Common Stock (the “Shares”) as is equal to the quotient determined by (a) the Purchase Price, divided by (b) the average of the last reported closing sale price of the Common Stock on the Nasdaq Global Market (“Nasdaq”) for each of the 20 Trading Days immediately preceding the date of this Agreement.  “Trading Day” shall mean a day on which the Common Stock is traded on Nasdaq.

2.           Closing.  The closing (the “Closing”) of the purchase and sale of the Shares by the Purchaser and the Company will occur on the date when all of the Closing Conditions have occurred (the “Closing Date”), provided that if the Closing shall fail to occur on or before September 10, 2010, then either party may elect to terminate this Agreement, unless said failure shall have been caused by said electing party.

3.             Closing Conditions.  The Closing is subject to the following conditions being met the (the “Closing Conditions”):

a.           The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchaser and the Company contained herein; and

b.           The delivery of the Purchase Price by the Purchaser to the Company by wire transfer or as otherwise agreed to by the Company and the Purchaser.

Immediately after the Closing, the Company shall cause its transfer agent to deliver one or more stock certificates to the Purchaser representing the Shares, or to credit an account in Purchaser’s name of such number of Shares in book-entry form.

4.           Representations and Warranties of Purchaser.  The Purchaser hereby represents and warrants that as of the date hereof and as of the Closing Date:

a.           Own Account.  The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities law.  The Purchaser is acquiring the Shares for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Act or any applicable state securities law and has no arrangement or understanding with any other persons or entities regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws) in violation of the Act or any applicable state securities law.

b.           Purchaser Status.  At the time the Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501 under the Act.  The Purchaser is also not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

c.           Experience of Such Purchaser.  The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.  The Purchaser has had access to information about the Company sufficient to make an investment decision with respect to the Shares.

d.           General Solicitation.  The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

e.           Certain Trading Activities.  The Purchaser has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any direct or indirect purchases or sales in the securities of the Company (including, without limitations, any short sales involving the Company’s securities) since the time that the Purchaser was first contacted by the Company or any other person or entity regarding the investment in the Company contemplated by this Agreement.  The Purchaser covenants that neither it nor any person or entity acting on its behalf or pursuant to any understanding with it will engage in any direct or indirect purchases or sales in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company.  The Purchaser has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company the Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

f.           Authorization; Enforcement.  The Purchaser has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Purchaser and no further action is required by the Purchaser, its managers or directors in connection therewith.  This Agreement has been duly executed by the Purchaser and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.           Representations and Warranties of Company.  The Company hereby represents and warrants that as of the date hereof and as of the Closing Date:

a.           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its board of directors in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

b.           Private Placement.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 4, no registration under the Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby.

6.           Registration Rights. In the event that Peter C. Brown, the Purchaser’s chairman, is not elected as a director of the Company at the Company’s 2010 Annual Meeting of Stockholders, the Company will prepare and file, within 90 days of the 2010 Annual Meeting of Stockholders, a registration statement with the Securities and Exchange Commission (the “Commission”) to register the resale of the Shares by the Purchaser.  The Company will use its best efforts to have such registration statement declared effective by the Commission as soon as practicable and, thereafter, to keep such registration statement effective until such time as the Purchaser can sell all of the Shares still held by it under Rule 144 promulgated under the Act within a three month period.  The Purchaser agrees to cooperate with reasonable requests by the Company, including for information relating to the Purchaser, in connection with the preparation and maintenance of such registration statement.

7.           Securities Legend.  Until such time as the Shares shall have been registered under the Act, or shall have been transferred in accordance with an opinion of counsel satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company’s transfer agent, if any, or, if the Company transfers its own securities, a notation shall be made in the appropriate records of the Company with respect to the Shares, and so long as required under the Act or the regulations promulgated thereunder, the certificate(s) representing the Shares shall bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES

LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

8.           Governing Law.  This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

9.           Notice.  Notice hereunder shall be deemed to have been duly given if in writing and delivered in person or by registered or certified mail, postage prepaid, return receipt requested, if to the Company, at its office at 55 Madison Avenue, Suite 300, Morristown, NJ  07960, Attn: General Counsel, or if to the Purchaser, at the address set forth on the signature page hereto (or at such other addresses as the parties may notify each other in accordance with the provisions of this Section 8).

10.           Entire Agreement; Amendment.  This Agreement supersedes all prior written and oral agreements and understandings among the parties as to its subject matter and constitutes the entire agreement of the parties with respect to the subject matter hereof.  This Agreement may not be modified, amended, terminated or any provision thereof waived in whole or in part except by a written agreement signed by the Company and the Purchaser.

11.           Waivers.  No waiver hereunder shall (i) be valid unless in a writing signed by the waiving party, and (ii) be deemed a waiver of any subsequent breach or default of the same or a similar nature.

12.           Severability; Reformation.  If any provision of this Agreement shall be determined by a court of law to be unenforceable for any reason, such unenforceability shall not affect the enforceability of any of the remaining provisions hereof; and this Agreement, to the fullest extent lawful, shall be reformed and construed as if such unenforceable provision, or part of a provision, had never been contained herein, and such provision or part reformed so that it would be enforceable to the maximum extent legally possible.

13.           Headings.  Headings are for convenience only and are not deemed to be part of this Agreement.

14.           Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date and year first above written.

CINEDIGM DIGITAL CINEMA CORP.
By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Senior Vice President

GRASSMERE PARTNERS, LLC
By:	/s/ Peter C. Brown
Name:	Peter C. Brown
Title:	Chairman of the Board

Address for Notices:

801 W. 47th Street, Suite 400
Kansas City, MO 64112